UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 20, 2004

AFC Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-32369	58-2016606

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Six Concourse Parkway, Suite 1700, Atlanta, Georgia	30328-5352

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-9500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release dated August 20, 2004.

Item 12. Results of Operations and Financial Condition.

     On August 20, 2004, the Company announced financial results for the second quarter ended July 11, 2004. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC ENTERPRISES, INC.
Date: August 20, 2004	By:	/s/ Frank J. Belatti
Frank J. Belatti
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release dated August 20, 2004.